May 1, 2023
SUMMARY PROSPECTUS FOR NEW INVESTORS IN
Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA)
Issued by Separate Account E of
Metropolitan Life Insurance Company
This Summary Prospectus summarizes key features of the Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA) deferred variable annuity contracts (the "Deferred Annuities" or "Contracts"), issued by Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “our”, “us” or the “Company”).
Before you invest, you should also review the prospectus for the Contract which contains more information about the Deferred Annuities’ features, benefits, and risks. You can find this document and other information about the Contract online at dfinview.com/metlife/tahd/MET000209. You can also obtain this information at no cost by calling 1-800-560-5001 or by sending an email request to us at RCG@metlife.com
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
You may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Interest Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Contract is not intended to be offered anywhere that it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Contract other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal
Withdrawal charges are calculated as a percentage of each purchase payment funding the withdrawal during the pay-in phase. A
Withdrawal Charge of up to 7.00% may be assessed on any such purchase payment paid less than 8 years before the date of the withdrawal.
For example, if you purchase the Contract for $100,000 and
surrender your Contract during the first year, You will pay a
Withdrawal Charge of $7,000.
Fees
Transaction Charges
In addition to Withdrawal Charges, you also may be charged for other transactions such as charges for transferring cash value among
Divisions and between the Divisions and the Fixed Interest Account and a premium tax charge. Although we do not currently charge a fee for transfers of cash value among Divisions or between the
Divisions and the Fixed Interest Account, we reserve the right to impose a transfer fee of $25.
Loans will be charged an initial set-up fee and a loan maintenance fee. The Account Reduction Loan Initiation Fee is $75.00. The
Account Reduction Loan Maintenance Fee is $50.00.
Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract	0.98%(1)	0.98%(1)
	Investment options (Portfolio fees and expenses)	0.28%(2)	1.04%(2)
(1)
As a percentage of the total average net assets that are
attributable to your Account Balance in the Separate Account.
The Base Contract Fee includes 0.03% for the Annual Contract
Fee. The Annual Contract Fee is $20 annually and is charged
only against amounts in the Fixed Interest Account. The
Annual Contract Fee may be waived under certain
circumstances.
(2) As a percentage of average daily net assets of the Portfolio.

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your
Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add contingent deferred sales charges that substantially increase costs.
Fees
	Lowest Annual Cost:	Highest Annual Cost:
	$1,191	$1,846
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Portfolio fees and expenses •No optional benefits •No sales charges •No additional purchase payments, transfers or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Portfolio fees and expenses •No sales charges •No additional purchase payments, transfers or withdrawals
	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Withdrawal charges may apply for up to 8 years following each purchase payment. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
•The benefits of tax deferral and mean that the Contract is more beneficial to investors with a long time horizon.
•Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
•Each investment option (including any Fixed Interest Account investment option) will have its own unique risks.
• You should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Interest
Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting
https://www.metlife.com/about-us/corporate-profile/ratings.
Principal Risks of Investing in the Contract

Risk of Contract Termination	Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Interest
Account, we reserve the right to impose a transfer fee of $25 after the first 12 transfers between Divisions.
We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Charges - Transfer Fee Restrictions on Transfers
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
•There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
•Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Who Sells the Deferred Annuities and Income Annuities
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing
Contract .
Exchanges/ Transfers
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Enhanced Preference Plus® Account Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Phases of the Contract
The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (Annuity Period).
(1)
Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your purchase payments in:
•
Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•
a Fixed Interest Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its fund type, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
(2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefit) terminate upon annuitization.
Features and Options of the Contract
Contract Classes. The Contract has a single contract class with an Early Withdrawal Charge applicable to each purchase payment made less than 8 years before the date of the withdrawal.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2).
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death Benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries a benefit at the time of your death.
Automated Investment Strategies and Dollar Cost Averaging. At no additional charge, the Contract offers an automated transfer privilege referred to as dollar cost averaging. Under this feature you may request that a certain amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts subject to the limitation that You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. You may establish preauthorized transfers of Contract Value from the Fixed Interest Account, subject to certain restrictions.

Systematic Withdrawals. The Systematic Withdrawal feature available under the Contracts allows the Contract Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization.
Account Reduction Loans. We administer loan programs made available through Plans or group arrangements on an account reduction basis for certain Contracts. Account reduction loans will incur a $75 account reduction loan initiation fee and a $50 annual maintenance fee per loan outstanding.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Basic Death Benefit
The Contract’s Death
Proceeds at any time
are the greater of: (1)
the sum of all purchase
payments adjusted for
any premium tax,
outstanding loan
amount, and prior
surrenders; or (2) Your
highest Account Value
as of December 31
following the end of
your fifth Contract Year
and at the end of every
other five year period.
In any case, less any
later partial
withdrawals, fees and
charges; or (3)The
total of all of your
purchase payments less
any partial withdrawals
(including any
applicable Early
Withdrawal Charge).
		Standard	None	•Withdrawals or loans could significantly reduce the benefit.
The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Standard	None	•Benefit limits available investment options. •If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
The EqualizerSM	Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal.	Standard	None	•Benefit limits available investment options.
The Rebalancer®
You select a specific
asset allocation for
your entire Account
Balance from among
the Divisions and the
Fixed Interest Account,
if available. Each
quarter we transfer
amounts among these
options to bring the
percentage of your
Account Balance in
each option back to
your original
allocation.
		Standard	None	•In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.
The Index Selector®
You may select one of
five asset allocation
models which are
designed to correlate
to various risk
tolerance levels. Each
quarter the percentage
in each of the Divisions
in which the model
invests and any Fixed
Interest Account is
brought back to the
selected model
percentage by
transferring amounts
among the Divisions
and any Fixed Interest
Account.
		Standard	None	•Benefit limits available investment options.

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
The AllocatorSM
Each month, a dollar
amount You choose is
transferred from the
Fixed Interest Account
to any of the Divisions
You choose. You select
the day of the month
and the number of
months over which the
transfers will occur.
		Standard	None	•Minimum periodic transfer of $50 is required. •Once your Fixed Interest Account Balance is exhausted, the strategy is discontinued.
Systematic Withdrawal Program	Automatically withdraws a specific dollar amount or a percentage of your Account Balance of your choice each Contract Year.	Standard	None
•Only available for
Enhanced TSA, IRA,
and 403(a) Deferred
Annuities.

•Not available in all
states.

•Income taxes, tax
penalties and
Withdrawal Charges
may apply to your
withdrawals.

•Subject to our
required minimums
and administrative
restrictions.

•Not available in
conjunction with any
automated
investment strategy.

*
The availability of certain benefits may vary by employer and type of Annuity. If your annuity was issued in connection with an employer plan, you should check with your employer regarding the availability of riders.
Death Benefit
One of the insurance guarantees we provide You under your Deferred Annuity is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies) under the following Deferred Annuities:
•
Enhanced TSA
•
Enhanced Non-Qualified
•
Enhanced 403(a)
•
Enhanced Traditional IRA

For the following Deferred Annuities the trustee receives the death benefit:
•
Non-Qualified Deferred Annuity for
•
Section 457(f) deferred compensation plan
•
Section 451 deferred fee arrangements
•
Section 451 deferred compensation plans
•
Section 457(e)(11) severance and death benefit plans
•
Section 415(m) qualified governmental excess benefit arrangements
For PEDC Deferred Annuities, the employer or trustee receives the death benefit. The death benefit your Beneficiary receives will be the greatest of:
•
Your Account Value;
•
Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or
•
The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
In each case, we deduct the amount of any outstanding loans from the death benefit.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.
Until the Beneficiary (or each Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions and/or Fixed Interest Account until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your Beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.

If permitted in the Contract, if the Beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division and the Fixed Interest Account as each bears to the total Account Value.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Value as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.
There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your Beneficiary.
Total Control Account
The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
BUYING THE CONTRACT
PURCHASE PAYMENTS
There is no minimum purchase payment. For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.
Unless limited by tax law, You may continue to make purchase payments under Enhanced Deferred Annuities while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. Subject to your plan's rules, You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.
In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access. We will not issue the TSA

Deferred Annuity to You if You are age 80 or older or younger than age 18. We will not accept your purchase payments if You are age 90 or older.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. Allocation of all purchase payments must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1/3% of your purchase payment to any Division.
If You choose to make an allocation to the asset allocation Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Division to any investment choice or to one or more of the asset allocation Divisions. We reserve the right to make certain changes to the Divisions.
Limits on Purchase Payments
Your ability to make purchase payments may be limited by:
•
Federal tax laws;
•
Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;
•
Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the Enhanced PEDC Deferred Annuity);
•
Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;
•
Leaving your job (for TSA and 403(a) Deferred Annuities);
•
A withdrawal based on your leaving your job;
•
Receiving systematic termination payments from both the Separate Account and the Fixed Interest Account.; and
•
Participation in the Systematic Withdrawal Program.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT
Access To Your Money
You may withdraw either all or part of your Account Value from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. To process your request, we need the following information:
•
The percentage or dollar amount of the withdrawal; and
•
The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to Early Withdrawal Charges and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of a withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Account Reduction Loans
We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
Systematic Withdrawal Program for Enhanced TSA, IRA and 403(a) Deferred Annuities
If we agree and if approved in your state for Enhanced TSA, IRA, and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Value each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA, IRA, and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1∕2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA, IRA, and 403(a) Deferred Annuities before You reach 59 1∕2. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Value, each Contract Year, we recalculate the amount You will receive based on your new Account Value.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You have an Account Value.
Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Value, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Value You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Value You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Value equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You then have money.
Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at your Administrative Office at least 30 days in advance.
Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your Administrative Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.
Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Participation in the Systematic Withdrawal Program is subject to our administrative procedures.
Minimum Distribution
In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Value at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.
ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses You will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Fees
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)	7%
Exchange Fee for Deferred Annuities	None
Account Reduction Loan Initiation Fee(2)	$ 75
Transfer Fee(3)	$ 25
Premium Tax Charges(4)	3.50%
1
An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:
If withdrawn during purchase payment year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
Thereafter	0%

There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 20% (10% for certain Enhanced Deferred Annuities)

of your Account Value or your purchase payments made over seven years ago free of Early Withdrawal Charges. There are no Early Withdrawal Charges applied to the Enhanced Non-Qualified Deferred Annuities for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans.
2
This fee may be waived for certain groups.
3
Although we do not currently charge a fee for transfers, we reserve the right to impose a transfer fee of $25. We also reserve the right to limit transfers.
4
Premium taxes depend on the state and range from 0- 3.50% of Contract Value (or, if applicable purchase payments).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses(1)	$20
Base Contract Expenses(2) (as a percentage of your average Account Balance in the Separate Account)	0.95%
Annual Account Reduction Loan Maintenance Fee (per loan outstanding)(3)	$50
1
The administrative expenses are referred to as the Annual Contract Fee in the Prospectus. The Annual Contract Fee is $20 annually and is charged only against amounts in the Fixed Interest Account. The Annual Contract Fee may be waived under certain circumstances.
2
Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 0.95% of your average balance in the Divisions.
3
This fee may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Divisions and the Fixed Interest Account in which You then have a balance.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Expenses expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.28%	1.04%
Examples
These examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, the Annual Contract Expenses and the Annual Portfolio Operating Expenses.
Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
•
There is a maximum Separate Account charge of 0.95%;
•
You bear the Minimum or Maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$8,990	$10,152	$12,969	$22,826
Minimum	$8,230	$7,831	$9,032	$14,613
Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•
You bear the Minimum or Maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•
There is a maximum Separate Account charge of 0.95%;
•
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$1,990	$6,152	$10,569	$22,826
Minimum	$1,230	$3,831	$6,632	$14,613

IMPORTANT TERMS YOU SHOULD KNOW
Account Value or Account Balance — When You purchase a Deferred Annuity, an account is set up for You. Your Account Value is the total amount of money in your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account.
Accumulation Unit Value  — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios. In addition to the investment performance of the Portfolios, the deduction of the Separate Account charge also affects a Division's Accumulation Unit Value.
Administrative Office —  Your Administrative Office varies based on the type of service request or transaction that you are making. The most recent correspondence or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Annuitant — The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value — With an Income Annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary — the person or persons who receive a benefit, including continuing payments or a lump sum payment, in the event the Contract Owner or the Annuitant, as applicable, dies.
Contract — A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity.
Contract Year — Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Enhanced Deferred Annuities.

Divisions —  Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your Account Balance to a Division, the Division purchases shares of a Portfolio (with the same name).
Early Withdrawal Charge — The Early Withdrawal Charge is an amount we deduct from your Account Value if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
Exchange — In this Prospectus, the New York Stock Exchange is referred to as the “Exchange .”
Free Look —  You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Interest Account, if applicable) or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order . Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
Income Annuity — This term is used throughout this Prospectus when we are referring to the Enhanced Income Annuities.
MetLife —  MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as “the Company,” “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“ Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.

You — In this Prospectus, depending on the context, “You ” may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, “You ” means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, “You” means the participant who has received such Contract or cash distribution.

APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios currently available. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000209. You can also request this information at no cost by calling 800-560-5001, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. If your annuity was issued in connection with an employer plan, you should check with your Employer as to which Portfolios are available under your Contract.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Small Capitalization Fund* - Class 2 Capital Research and Management CompanySM	0.91%	-29.55%	2.79%	6.84%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
US Equity	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.53%	-16.50%	7.83%	11.54%
US Fixed Income	American Funds The Bond Fund of America* - Class 2 Capital Research and Management CompanySM	0.46%	-12.58%	0.76%	1.36%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	-16.76%	4.29%	6.85%
Allocation	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.99%	-18.52%	5.17%	8.43%
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.93%	-14.63%	3.48%	5.54%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited (subsidiary of Baillie Gifford & Co.)	0.73%	-28.60%	-0.23%	4.45%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	BlackRock Capital Appreciation Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.78%	-37.68%	7.52%	11.50%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.73%	-19.89%	5.44%	8.94%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.63%	-12.54%	1.78%	2.96%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.62%	-13.63%	2.82%	4.64%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	-15.17%	3.94%	6.33%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.68%	-17.71%	4.79%	7.79%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.76%	-12.62%	4.82%	8.29%
US Fixed Income	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.72%	-4.74%	0.50%	0.85%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	-19.02%	8.82%	12.46%
Allocation	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.64%	-15.41%	6.32%	7.57%
US Equity	Calvert VP SRI Mid Cap Portfolio* - Calvert Research and Management	0.99%	-19.49%	5.47%	7.81%
Sector	CBRE Global Real Estate Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.79%	-24.89%	1.89%	3.61%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.51%	-4.96%	8.16%	10.19%
Allocation	Freedom 2020 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.73%	-15.97%	3.47%	5.79%
Allocation	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.76%	-16.64%	3.84%	6.51%
Allocation	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.79%	-17.09%	4.34%	7.22%
Allocation	Freedom 2035 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	-17.89%	5.12%	8.11%
Allocation	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.88%	-18.41%	5.62%	8.44%
Allocation	Freedom 2045 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.88%	-18.42%	5.63%	8.51%
Allocation	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.88%	-18.47%	5.61%	8.53%
Allocation	Freedom 2055 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.88%	-18.46%	—	—
Allocation	Freedom 2060 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.88%	-18.38%	—	—
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	-28.15%	6.39%	10.57%
US Equity	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.61%	-24.46%	12.42%	14.81%
International Equity	Harris Oakmark International Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.87%	-15.93%	-1.85%	4.25%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	-31.70%	3.03%	8.05%
US Equity	Invesco Small Cap Growth Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.96%	-35.11%	4.33%	9.94%
US Fixed Income	Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.40%	-12.96%	0.64%	1.53%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	-38.87%	8.40%	13.05%
Allocation	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	-23.30%	3.95%	6.73%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	-27.86%	5.54%	10.34%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	-15.06%	5.32%	9.89%
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.86%	-22.96%	7.75%	11.62%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.29%	-13.26%	6.45%	10.51%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
International Equity	MFS® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	-17.30%	3.08%	5.02%
Allocation	MFS® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.60%	-9.63%	5.19%	7.39%
US Equity	MFS® Value Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.71%	-6.10%	7.36%	11.12%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.92%	-11.73%	1.95%	0.84%
US Fixed Income	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.49%	-14.34%	0.04%	1.07%
Allocation	SSGA Growth and Income ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.69%	-15.26%	3.45%	5.52%
Allocation	SSGA Growth ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.72%	-15.78%	4.24%	6.75%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.57%	-40.46%	4.93%	11.29%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.70%	-22.33%	7.44%	12.18%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.59%	-2.45%	10.12%	10.43%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.55%	-16.66%	0.18%	2.19%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.49%	-9.01%	0.19%	0.68%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.

Index Selector: If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Interest Account:
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index
The Equity Generator® and The Equalizer (SM): In addition to the Fixed Account these Automated Strategies may also use the:
MetLife Stock Index Division
Frontier Mid Cap Growth Division

The Prospectus and the SAI includes additional information about the Contracts and the Separate Account. To view and download the Prospectus and the SAI, please visit our website dfinview.com/metlife/tahd/MET000209 or call 1-800-560-5001. To request a free copy of the Prospectus or the SAI or to ask questions, email RCG@metlife.com or write to your Administrative Office.
This Summary Prospectus incorporates by reference all of the information contained in the Prospectus and Statement of Additional Information, dated the same date as this Summary Prospectus which are legally part of this Prospectus.
Edgar ID: C000003501